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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of CDMI Productions, Inc. (the "Company") on Form 10-QSB for the period ending April 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jack Brehm, Chief Executive Officer and Chief Financial Officer (Principal Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/   Jack Brehm

Jack Brehm
Chief Executive Officer and Chief Financial Officer (Principal Accounting
Officer)
May 24, 2004